                              LETTER OF TRANSMITTAL

                            INTERWEST CAPITAL TRUST I

                    OFFER TO EXCHANGE ALL OF ITS OUTSTANDING
                       9.875% CAPITAL SECURITIES, SERIES A
             FOR UP TO $40,000,000 AGGREGATE LIQUIDATION AMOUNT OF ITS
                       9.875% CAPITAL SECURITIES, SERIES B

      ---------------------------------------------------------------------
             THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
                5:00 P.M., NEW YORK CITY TIME, ON MARCH 31, 2000,
                    UNLESS EXTENDED (THE "EXPIRATION DATE").
      ---------------------------------------------------------------------

The Exchange Agent for the Exchange Offer is: Wilmington Trust Company, as Property Trustee of InterWest Capital Trust I

    BY HAND OR OVERNIGHT DELIVERY, OR BY         FACSIMILE TRANSMISSIONS:
    REGISTERED OR CERTIFIED MAIL:                (ELIGIBLE INSTITUTIONS ONLY)
    Wilmington Trust Company, as Exchange
         Agent                                   (302) 651-8882
    Rodney Square North
    1100 North Market Street
    Wilmington, Delaware 19890-0001              To confirm by telephone or for
    Attention:  Corporate Trust Administration   information call:
         - InterWest Capital Trust I
           Exchange Offer                        (302) 651-1000


         DELIVERY OF THIS LETTER OF TRANSMITTAL (THE "LETTER OF TRANSMITTAL") TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID TENDER OF 9.875% CAPITAL SECURITIES, SERIES A (THE "SERIES A CAPITAL SECURITIES") OF INTERWEST CAPITAL TRUST I.

         The Instructions contained herein should be read carefully before this Letter of Transmittal is completed and signed. All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus dated February 23, 2000 (the "Prospectus") of InterWest Capital Trust I (the "Trust").

         This Letter of Transmittal is to be used by registered holders of Series A capital securities ("Holders") if: (i) certificates representing Series A capital securities are to be physically delivered to the Exchange Agent by such Holders; (ii) tender of Series A capital securities is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer
- Procedures for Tendering Series A Capital Securities - Book-Entry Transfer" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Series A capital securities or (iii) delivery of Series A capital securities is to be made according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer - Procedures for Tendering Series A Capital Securities Guaranteed Delivery," and, in each case, instructions are NOT being transmitted through the DTC's Automated Tender Program ("ATOP"). DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH SUCH BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

         NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

         Ladies and Gentlemen:

         By execution hereof, the undersigned acknowledges receipt of the Prospectus and this Letter of Transmittal and the instructions hereto, which together constitute Trust's offer to exchange (the "Exchange Offer") $1,000 liquidation amount of its 9.875% Capital Securities, Series B (the "Series B capital securities"), upon the terms of and subject to the conditions set forth in the Exchange Offer, for each $1,000 liquidation amount of its outstanding 9.875% Capital Securities, Series A (the "Series A capital securities"). Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Trust the liquidation amount of Series A capital securities indicated below. Subject to, and effective upon, the acceptance for exchange of the Series A capital securities tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Trust all right, title and interest in and to such Series A capital securities.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Trust) with respect to such Series A capital securities with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Series A capital securities and all evidences of transfer and authenticity to, or transfer ownership of, such Series A capital securities on the account books maintained by the Book-Entry Transfer Facility to, or upon the order of, the Trust, (ii) present such Series A capital securities for transfer of ownership on the books of the Trust or the trustee under the Indenture (the "Trustee") and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Series A capital securities, all in accordance with the terms and conditions of the Exchange Offer as described in the Prospectus.

         The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Series A capital securities tendered hereby and to acquire Series B capital securities issuable upon the exchange of such tendered Series A capital securities, and that, when the same are accepted for exchange, the Trust will acquire good and unencumbered title to the tendered Series A capital securities, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Trust to be necessary or desirable to complete the exchange, assignment and transfer of the Series A capital securities tendered hereby or transfer ownership of such Series A capital securities on the account books maintained by the book-entry transfer facility.

         The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer - Certain Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived by the Trust, in whole or in part, in the reasonable discretion of the Trust), as more particularly set forth in the Prospectus, the Trust may not be required to exchange any of the Series A capital securities tendered hereby and, in such event, the Series A capital securities not exchanged will be returned to the undersigned at the address shown above.

         THE EXCHANGE OFFER IS NOT BEING MADE TO ANY BROKER-DEALER WHO PURCHASED SERIES A CAPITAL SECURITIES DIRECTLY FROM THE TRUST FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT OR ANY PERSON THAT IS AN "AFFILIATE" OF THE TRUST WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT. THE UNDERSIGNED UNDERSTANDS AND AGREES THAT THE TRUST RESERVES THE RIGHT NOT TO ACCEPT TENDERED SERIES A CAPITAL SECURITIES FROM ANY TENDERING HOLDER IF THE TRUST DETERMINES, IN ITS REASONABLE DISCRETION, THAT SUCH ACCEPTANCE COULD RESULT IN A VIOLATION OF APPLICABLE SECURITIES LAWS.

         The undersigned, if the undersigned is a beneficial holder, or if the undersigned is a broker, dealer, commercial bank, trust company or other nominee, represents that it has received representations from the beneficial owners of the Series A capital securities (the "Beneficial Owner") stating) that, (i) the Series B capital securities to be acquired in connection with the Exchange Offer by the Holder and each Beneficial Owner of the Series A capital securities are being acquired by the Holder and each such Beneficial Owner in the ordinary course of their business, (ii) the Holder and each such Beneficial Owner are not engaged in, do not intend to engage in, and have no arrangement or understanding with any person to participate in, a distribution (as defined in the Securities Act) of the Series B capital securities, (iii) the Holder and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the Series B capital securities cannot rely on the interpretations of the staff of the Commission discussed in the Prospectus under the caption "The Exchange Offer -Effect of the Exchange Offer" and may only sell the Series B capital securities acquired by such person pursuant to a registration statement containing the selling security holder information required by Item 507 of Regulation S-K under the Securities Act, (iv) if the Holder is a broker-dealer that acquired Series A capital securities as a result of market-making activities or other trading activities, it will deliver a prospectus in connection with any resale of Series B capital securities acquired in the Exchange Offer (but by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act) and (v) neither the Holder nor any such Beneficial Owner is an "affiliate," as defined under Rule 405 of the Securities Act, of the Trust or of Parent or is a broker-dealer who purchased Series A capital securities directly from the Trust for resale pursuant to Rule 144A under the Securities Act.

         Each broker-dealer who acquired Series A capital securities for its own account as a result of market-making activities or other trading activities (a "participating broker-dealer"), by tendering such Series A capital securities and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Trust of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the prospectus untrue in any material respect or which causes the prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the registration rights agreement, such participating broker-dealer will suspend the sale of Series B capital securities pursuant to the prospectus until the Trust has amended or supplemented the prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to the participating broker-dealer or the Trust has given notice that the sale of the Series B capital securities may be resumed, as the case may be. Each participating broker-dealer should check the box herein under the caption "for participating broker-dealers only" in order to receive additional copies of the prospectus, and any amendments and supplements thereto, for use in connection with resales of the Series B capital securities, as well as any notices from the Trust to suspend and resume use of the prospectus. By tendering its Series A capital securities and executing this Letter of Transmittal, each participating broker-dealer agrees to use its reasonable best efforts to notify the Trust or the Exchange Agent when it has sold all of its Series B capital securities. If no participating broker-dealers check such box, or if all participating broker-dealers who have checked such box subsequently notify the Trust or the Exchange Agent that all their Series B capital securities have been sold, the Trust will not be required to maintain the effectiveness of the Exchange Offer registration statement or to update the prospectus and will not provide any holders with any notices to suspend or resume use of the prospectus.

         The undersigned understands that tenders of the Series A capital securities pursuant to any one of the procedures described under "The Exchange Offer - Procedures for Tendering Series A Capital Securities" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Trust in accordance with the terms and subject to the conditions of the Exchange Offer. All authority herein conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors and assigns, executors, administrators and trustees in bankruptcy of the undersigned and shall survive the death or incapacity of the undersigned. Tendered Series A capital securities may be withdrawn at any time prior to 5:00 p.m. on the Expiration Date in accordance with the terms of the Exchange Offer.

         The undersigned understands that by tendering Series A capital securities pursuant to one of the procedures described under "The Exchange Offer - Procedures for Tendering Series A Capital Securities" in the Prospectus and the instructions hereto, the tendering Holder will be deemed to have waived the right to receive any payment in respect of interest on the Series A capital securities accrued up to the date of issuance of the Series B capital securities. The undersigned also understands and acknowledges that the Trust reserves the right in its sole discretion to purchase or make offers for any Series A capital securities that remain outstanding subsequent to the Expiration Date in the open market, in privately negotiated transactions, through subsequent exchange offers or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

         The undersigned understands that the delivery and surrender of the Series A capital securities is not effective, and the risk of loss of the Series A capital securities does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, or a manually signed facsimile hereof, properly completed and duly executed, with any required signature guarantees, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Trust. All questions as to form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Series A capital securities will be determined by the Trust, in its sole discretion, which determination shall be final and binding.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," the undersigned hereby requests that any Series A capital securities representing liquidation amounts not tendered or not accepted for exchange be issued in the name(s) of the undersigned and that Series B capital securities be issued in the name(s) of the undersigned (or, in the case of Series A capital securities delivered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," the undersigned hereby requests that any Series A capital securities representing liquidation amounts not tendered or not accepted for exchange and Series B capital securities be delivered to the undersigned at the address(es) shown above. The undersigned recognizes that the Trust has no obligation pursuant to the "Special Issuance Instructions" box or "Special Delivery Instructions" box to transfer any Series A capital securities from the name of the registered Holder(s) thereof if the Trust does not accept for exchange any of the principal amount of such Series A capital securities so tendered.

         In order to properly complete this Letter of Transmittal, a Holder must (i) complete the box entitled "Method of Delivery" by checking one of the three boxes therein and supplying the appropriate information, (ii) complete the box entitled "Description of Series A capital securities," (iii) if such Holder is a Participating Broker-Dealer (as defined below) and wishes to receive additional copies of the Prospectus for delivery in connection with resales of Series B capital securities (as defined below), check the applicable box, (iv) sign this Letter of Transmittal by completing the box entitled "Please Sign Here," (v) if appropriate, check and complete the boxes relating to the "Special Issuance Instructions" and "Special Delivery Instructions" and (vi) complete the Substitute Form W-9. Each Holder should carefully read the detailed Instructions below prior to the completing this Letter of Transmittal. See "The Exchange Offer - Procedures for Tendering Series A Capital Securities" in the Prospectus.

         Holders of Series A capital securities that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through ATOP, for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

         If Holders desire to tender Series A capital securities pursuant to the Exchange Offer and (i) certificates representing such Series A capital securities are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Holder's Series A capital securities and all other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Series A capital securities in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer - Guaranteed Delivery Procedures." See Instruction 2 below. A Holder having Series A capital securities registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to accept the Exchange Offer with respect to the Series A capital securities so registered.

         THE EXCHANGE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF SERIES A CAPITAL SECURITIES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

         Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery maybe directed to the Exchange Agent, whose address and telephone number appear on the front cover of this Letter of Transmittal. See Instruction 11 below.

         List below the Series A capital securities to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately signed schedule and affix the schedule to this Letter of Transmittal.


                   DESCRIPTION OF SERIES A CAPITAL SECURITIES
Name(s) and Address(es) of
Holder(s)                              CERTIFICATE NUMBERS         AGGREGATE LIQUIDATION       AGGREGATE LIQUIDATION
(PLEASE FILL IN IF BLANK)                                          AMOUNT REPRESENTED           AMOUNT TENDERED
                                         ----------------           --------------------        --------------------
                                         ----------------           --------------------        --------------------
                                         ----------------           --------------------        --------------------
                                         ----------------           --------------------        --------------------
                             Total                                  --------------------        --------------------

                               METHOD OF DELIVERY

[ ] CHECK HERE IF CERTIFICATES FOR TENDERED SERIES A CAPITAL SECURITIES ARE BEING DELIVERED HEREWITH.

[ ] CHECK HERE IF TENDERED SERIES A CAPITAL SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:
                                    --------------------------------------------

     Account Number:          Transaction Code Number:
                    ----------                        --------------------------

[ ] CHECK HERE IF TENDERED SERIES A CAPITAL SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT PURSUANT TO INSTRUCTION 2 BELOW AND COMPLETE THE FOLLOWING:

     Name of Registered Holder(s):
                                   ---------------------------------------------

     Window ticket No. (if any):
                                 -----------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:
                                                         -----------------------

     Name of Eligible Institution that Guaranteed Delivery:
                                                            --------------------

     If Delivered by Book-Entry Transfer (yes or no):
                                                      --------------------------

     Account Number:         Transaction Code Number:
                    ---------


                      FOR PARTICIPATING BROKER-DEALERS ONLY

[ ] Check here and provide the information requested below if you are a Participating Broker-Dealer (as defined below) and wish to receive 10 additional copies of the Prospectus and, during the nine-month period following the consummation of the Exchange Offer, 10 copies of any amendments or supplements thereto, as well as any notices from the Trust to suspend and resume use of the Prospectus. By tendering its Series A capital securities and executing this Letter of Transmittal, each Participating Broker-Dealer agrees to use its reasonable best efforts to notify the Trust or the Exchange Agent when it has sold all of its Series B capital securities. (If no Participating Broker-Dealers check this box, or if all Participating Broker-Dealers who have checked this box subsequently notify the Trust or the Exchange Agent that all their Series B capital securities have been sold, the Trust will not be required to maintain the effectiveness of the Exchange Offer Registration Statement or to update the Prospectus and will not provide any notices to any holders to suspend or resume use of the Prospectus.)

Provide the name of the individual who should receive, on behalf of the holder, additional copies of the Prospectus, and amendments and supplements thereto, and any notices to suspend and resume use of the Prospectus:

     Name:
           -------------------------------------------------------------------
     Address:
              ----------------------------------------------------------------
     Telephone No.:
                    ----------------------------------------------------------
     Facsimile No.:
                    ----------------------------------------------------------

PLEASE SIGN HERE (TO BE COMPLETED BY ALL HOLDERS OF SERIES A CAPITAL SECURITIES REGARDLESS OF WHETHER SERIES A CAPITAL SECURITIES ARE BEING PHYSICALLY DELIVERED HEREWITH)

This Letter of Transmittal must be signed by the Holder(s) of Series A capital securities exactly as their name(s) appear(s) on certificate(s) for Series A capital securities or, if delivered by a participant in the Book-Entry Transfer Facility, exactly as such participant's name appears on a security position listing as the owner of Series A capital securities, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Trust of such person's authority so to act. See Instruction 4 below. If the signature appearing below is not of the record holder(s) of the Series A capital securities, then the record holder(s) must sign a valid bond power.

X
  ---------------------------------------------------------------------------

X
  ---------------------------------------------------------------------------
Signature(s) of Registered Holder(s) or Authorized Signatory

Date:
      -----------------------------------------------------------------------

Name:
      -----------------------------------------------------------------------

Capacity:
          -------------------------------------------------------------------

Address:
         --------------------------------------------------------------------
         (include Zip Code)

Area Code and Telephone No.:
                             ------------------------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
------------------------------------------------------------------------------

[ ] Check here if you are a Broker Dealer who acquired the Series A capital securities for its own account as a result of market-making or other trading activities and wish to receive additional copies of the Prospectus and copies of any amendments or supplements thereto.

Name:
      -----------------------------------------------------------------------

Address:
         --------------------------------------------------------------------

             MEDALLION SIGNATURE GUARANTEE (SEE INSTRUCTION 4 BELOW)

       (CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION)

Name of Eligible Institution Guaranteeing Signatures:

-----------------------------------------------------------------------

Address (including Zip Code) and Telephone Number (including Area Code) of Firm:

-----------------------------------------------------------------------

Authorized Signature:

-----------------------------------------------------------------------

Printed Name:

-----------------------------------------------------------------------

Title:

-----------------------------------------------------------------------

Date:


              SPECIAL ISSUANCE INSTRUCTIONS                              SPECIAL DELIVERY INSTRUCTIONS
             (SEE INSTRUCTIONS 3, 4, 5 AND 7)                              (SEE INSTRUCTIONS 4 AND 9)

To be completed  ONLY if Series A capital securities in          To be completed ONLY if Series A capital securities in
a liquidation amount not  tendered or not  accepted  for         a liquidation amount not tendered or not accepted for
exchange are to be issued in the name of, or Series B            exchange or Series B capital securities are to be sent to
capital securities are to be issued in the name of,              someone other than the person or persons whose signature(s)
someone other than the persons whose signature(s)                appear(s) within this Letter of Transmittal or to an address
appear(s) within this Letter of Transmittal.                     different from that shown in the box entitled "Description of
                                                                 Series A Capital Securities" within this Letter of Transmittal.
Issue    [ ] Series A capital securities                         Issue [ ] Series A capital securities
         [ ] Series B capital securities                               [ ] Series B capital securities
         (check as applicable)                                         (check as applicable)

Name                                                             Name
     -----------------------                                          ----------------------
         (Please Print)                                                  (Please Print)

Address                                                          Address
       ---------------------                                            --------------------

----------------------------                                     ---------------------------
(Include Zip Code)                                               (Include Zip Code)

------------------------------
(Tax Identification or Social Security Number)
(SEE SUBSTITUTE FORM W-9 HEREIN)

Credit Series A capital securities not tendered or not exchanged by book-entry transfer to the Book-Entry Transfer Facility account set below:

----------------------------------
(Book-Entry Transfer Facility Account Number)

Credit Series B capital securities to the Book-Entry Transfer Facility account set below:

---------------------------------
(Book-Entry Transfer Facility Account Number)


-------------------------------------------------------------------

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR SERIES A CAPITAL SECURITIES OR BOOK-ENTRY CONFIRMATION; WITHDRAWAL OF TENDERS.

          To tender Series A capital securities in the Exchange Offer, physical delivery of certificates for Series A capital securities or confirmation of a book-entry transfer into the Exchange Agent's account with a Book-Entry Transfer Facility of Series A capital securities tendered electronically, as well as a properly completed and duly executed copy or manually signed facsimile of this Letter of Transmittal, or in the case of a book-entry transfer, an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m. New York time on the Expiration Date. Tenders of Series A capital securities in the Exchange Offer may be made prior to the Expiration Date in the manner described in the preceding sentence and otherwise in compliance with this Letter of Transmittal.

         THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES FOR SERIES A CAPITAL SECURITIES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OF AN AGENT'S MESSAGE TRANSMITTED THROUGH ATOP, IS AT THE ELECTION AND RISK OF THE HOLDER TENDERING SERIES A CAPITAL SECURITIES. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF SERIES A CAPITAL SECURITIES WILL BE ACCEPTED.

         Except as otherwise provided below, the delivery will be made when actually received by the Exchange Agent. THIS LETTER OF TRANSMITTAL, CERTIFICATES FOR THE SERIES A CAPITAL SECURITIES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT ONLY TO THE EXCHANGE AGENT, NOT TO THE TRUST, THE TRUSTEE OR DTC. Series A capital securities tendered pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 p.m. New York time on the Expiration Date. In order to be valid, notice of withdrawal of tendered
Series A capital securities must comply with the requirements set forth in the Prospectus under the caption "The Exchange Offer - Withdrawal of Tenders."

2.       GUARANTEED DELIVERY PROCEDURES.

         If Holders desire to tender Series A capital securities pursuant to the Exchange Offer and (i) certificates representing such Series A capital securities are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Holder's Series A capital securities and all other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of Series A capital securities in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer - Guaranteed Delivery Procedures."

         Pursuant to the guaranteed delivery procedures: (i) such tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date the Exchange Agent must have received from such Eligible Institution at one of the addresses set forth on the cover of this Letter of Transmittal a properly completed and validly executed Notice of Guaranteed Delivery (by manually signed facsimile transmission, mail or hand delivery) in substantially the form provided with the Prospectus, setting forth the name(s) and address(es) of the registered Holder(s) and the liquidation amount of Series A capital securities being tendered and stating that the tender is being made thereby and guaranteeing that, within three New York
Stock Exchange ("NYSE") trading days from the date of the Notice of Guaranteed Delivery, the Letter of Transmittal (or a manually signed facsimile thereof) properly completed and duly executed, or, in the case of a book-entry transfer an Agent's Message together with certificates representing the Series A capital securities (or confirmation of book-entry transfer of such Series A capital securities into the Exchange Agent's account at a Book-Entry Transfer Facility), and any other documents required by this Letter of Transmittal and the instructions thereto, will be deposited by such Eligible Institution with the Exchange Agent; and (iii) this Letter of Transmittal (or a manually signed facsimile thereof), properly completed and validly executed with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, together with certificates for all Series A capital securities in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered Series A capital securities), and any other required documents must be received by the Exchange Agent within three NYSE trading days after the date of such Notice of Guaranteed Delivery.

3.       PARTIAL TENDERS.


         If less than the entire liquidation amount of any Series A capital securities evidenced by a submitted certificate is tendered, the tendering Holder must fill in the liquidation amount tendered in the last column of the box entitled "Description of Series A capital securities" herein. The entire liquidation amount represented by the certificates for all Series A capital securities delivered to the Exchange Agent will be deemed to have been tendered, unless otherwise indicated. The entire liquidation amount of all Series A capital securities not tendered or not accepted for exchange will be sent (or, if tendered by book-entry transfer, returned by credit to the account at the Book-Entry Transfer Facility designated herein) to the Holder unless otherwise provided in the "Special Issuance Instructions" or "Special Delivery Instructions" boxes of this Letter of Transmittal.

4. SIGNATURES ON THE LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

         If this Letter of Transmittal is signed by the Holder(s) of the Series A capital securities tendered hereby the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in one of the Book-Entry Transfer Facilities whose name is shown as the owner of the Series A capital securities tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Series A capital securities. If any of the Series A capital securities tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any tendered Series A capital securities are registered in client names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held. If this Letter of Transmittal or any certificates for Series A capital securities or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Trust, proper evidence satisfactory to the Trust of their authority so to act must be submitted with this Letter of Transmittal.

         IF THIS LETTER OF TRANSMITTAL IS EXECUTED BY A PERSON OR ENTITY WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID BOND POWER WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY A PARTICIPANT IN A RECOGNIZED MEDALLION SIGNATURE PROGRAM (A "MEDALLION SIGNATURE GUARANTOR"). No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered Holder(s) of the Series A capital securities tendered herewith (or by a participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Series A capital securities) and certificates for Series B capital securities or for any Series A capital securities for liquidation amounts not tendered or not accepted for exchange are to be issued directly to such Holder(s) or, if tendered by a participant in one of the Book-Entry Transfer Facilities, any Series A capital securities for liquidation amounts not tendered or not accepted for exchange are to be credited to such participant's account at such Book-Entry Transfer Facility and neither the "Special Issuance Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed or
(ii) such Series A capital securities are tendered for the account of an Eligible Institution. IN ALL OTHER CASES ALL SIGNATURES ON LETTERS OF TRANSMITTAL ACCOMPANYING SERIES A CAPITAL SECURITIES MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR. In all such other cases (including if this Letter of Transmittal is not signed by the Holder), the Holder must either properly endorse the certificates for Series A capital securities tendered or transmit a separate, properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on such Series A capital securities, and, with respect to a participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Series A capital securities, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a Medallion Signature Guarantor, unless such certificates or bond powers are executed by an Eligible Institution. Endorsements on certificates for Series A capital securities and signatures on bond powers provided in accordance with this Instruction 4 by registered Holders not executing this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor.


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

5.       SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS.

         Tendering Holders should indicate in the applicable box or boxes the name and address to which Series A capital securities for principal amounts not tendered or not accepted for exchange or certificates for Series B capital securities, if applicable, are to be issued or sent, if different from the name and address of the Holder signing this Letter of Transmittal. In the case of payment to a different name, the taxpayer identification or social security number of the person named must also be indicated.

6.       TAXPAYER IDENTIFICATION NUMBER.

         Each tendering Holder is required to provide the Exchange Agent with the Holder's social security or Federal employer identification number, on Substitute Form W-9 which is provided under "Important Tax Information" below, or alternatively to establish another basis for exemption from backup withholding. A Holder must cross out Item (2) in the Certification box in Part III of Substitute Form W-9 if such Holder is subject to backup withholding. Failure to provide the information on the form may subject such Holder to 31% Federal backup withholding tax on any payment made to the Holder with respect to the Exchange Offer. The appropriate box in Part I of Substitute Form W-9 should be checked if the tendering or consenting Holder has not been issued a Taxpayer Identification Number ("TIN") and has either applied for a TIN or intends to apply for a TIN in the near future. If the box in Part I of Substitute Form W-9 is checked, the Holder should also sign the attached Certification of Awaiting Taxpayer Identification Number. If the Exchange Agent is not provided with a TIN within 60 days thereafter, the Exchange Agent will withhold 31% on all such payments of the Series B capital securities until a TIN is provided to the Exchange Agent.

7.       TRANSFER TAXES.

         The Trust will pay all transfer taxes applicable to the exchange and transfer of Series A capital securities pursuant to the Exchange Offer, except if (i) deliveries of certificates for Series A capital securities for principal amounts not tendered or not accepted for exchange are registered or issued in the name of any person other than the Holder of Series A capital securities tendered thereby, (ii) tendered certificates are registered in the name of any person other than the person signing this Letter of Transmittal or (iii) a transfer tax is imposed for any reason other than the exchange of Series A capital securities pursuant to the Exchange Offer, in which case the amount of any transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith the amount of taxes will be billed directly to such tendering Holder.

8.       IRREGULARITIES.

         All questions as to the form of all documents and the validity (including time of receipt) and acceptance of all tenders and withdrawals of Series A capital securities will be determined by the Trust, in its sole discretion which determination shall be final and binding. ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF SERIES A CAPITAL SECURITIES WILL NOT BE CONSIDERED VALID. The Trust reserves the absolute right to reject any and all tenders of Series A capital securities that are not in proper form or the acceptance of which, in the Trust's opinion, would be unlawful. The Trust also reserves the right to waive any defects, irregularities or conditions of tender as to particular Series A capital securities. The Trust's interpretations of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Series A capital securities must be cured within such time as the Trust determines, unless waived by the Trust. Tenders of Series A capital securities shall not be deemed to have been made until all defects or irregularities have been waived by the Trust or cured. A defective tender (which defect is not waived by the Trust or cured by the Holder) will not constitute a valid tender of Series A capital securities and will not entitle the Holder to Series B capital securities. None of the Trust, the Trustee, the Exchange Agent or any other person will be under any duty to give notice of any defect or irregularity in any tender or withdrawal of any Series A capital securities, or incur any liability to Holders for failure to give any such notice.


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

9.       WAIVER OF CONDITIONS.

         The Trust reserves the right, in its reasonable discretion, to amend or waive any of the conditions to the Exchange Offer.

10. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES FOR SERIES A CAPITAL SECURITIES.

Any Holder whose certificates for Series A capital securities have been mutilated, lost, stolen or destroyed should write to or telephone the Trustee at the address or telephone number set forth on the cover of this Letter of Transmittal for the Exchange Agent.

11.      REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions relating to the procedure for tendering Series A capital securities and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery or other documents may be directed to the Exchange Agent, whose address and telephone number appear on the cover of this Letter of Transmittal.

                            IMPORTANT TAX INFORMATION

         Under Federal income tax laws, a Holder who tenders Series A capital securities prior to receipt of the Series B capital securities is required to provide the Exchange Agent with such Holder's correct TIN on the Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service ("IRS") and payments, including any Series B capital securities, made to such Holder with respect to Series A capital securities exchanged pursuant to the Exchange Offer may be subject to backup withholding.

         Certain Holders (including among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on the Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8 signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. Holders are urged to consult their own tax advisors to determine whether they are exempt. If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

         PURPOSE OF SUBSTITUTE FORM W-9. To prevent backup withholding on payments, including any Series B capital securities, made with respect to Series A capital securities exchanged pursuant to the Exchange Offer, the Holder is required to provide the Exchange Agent with (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) such Holder is exempt from backup withholding, (B) the Holder has not been notified by the IRS that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the IRS has notified the Holder that the Holder is no longer subject to backup withholding, and (ii) if applicable, an adequate basis for exemption.

         WHAT NUMBER TO GIVE THE EXCHANGE AGENT. The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered Holder. If the Series A capital securities are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                               SUBSTITUTE FORM W-9



SUBSTITUTE
Form W-9
Department Of The Treasury
Internal Revenue Service
Payor's Request For
Taxpayer
Identification Number
("TIN")
and Certification


PART 1 - PLEASE PROVIDE YOUR TIN ON THE LINE AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW

TIN: ______________________________________
              Social Security Number or
              Employer Identification Number

PART 2 - TIN Applied For [  ]

CERTIFICATION  -  UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

(1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me).

(2) I am not subject to backup withholding either because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding, and

(3)      any other information provided on this form is true and correct.

Signature______________________                Date ______________________, 2000

You must cross out item (iii) in Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 2 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the Series B capital securities shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature ______________________               Date ______________________, 1999


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